SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                      Current Report to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): January 27, 1997




                             Garment Graphics, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



      0-21270                                          41-1270170
(Commission File Number)                (I.R.S. Employer Identification Number)



                               610 Business Center
                              9445 East River Road
                              Coon Rapids, MN 55433
               (Address of Principal Executive Offices) (Zip Code)



                                  612-757-8660
              (Registrant's Telephone Number, Including Area Code)



                               2260 Woodale Drive
                              Mounds View, MN 55112
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         Garment Graphics, Inc. (the "Company") has received a notice of default from its principal lender, Heller Financial, Inc. As previously announced, Garment Graphics has been unable to generate sufficient cash flow to funds its operation, forcing it to explore various financial alternatives as well as the sale of the business. These efforts have not been successful and management does not believe they will be successful. As a result, the Board of Directors of Garment Graphics has decided to cooperate with its principal lender in voluntarily liquidating its assets. Management believes there will not be sufficient assets to cover its other obligations. The Company has been forced to layoff the majority of its employees.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:  None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 27, 1997



                                        GARMENT GRAPHICS, INC.



                                        By /s/ Barbara S. Remley
                                           Barbara S. Remley, President and
                                           Chief Operating Officer